Third Quarter 2017 Earnings Presentation

2 Safe Harbor Statement “Safe Harbor” Statement under the Private Securities Litigation Reform Act of 1995: This presentation may contain forward-looking statements within the meaning of the securities laws that are based on various facts and derived utilizing important assumptions, present expectations, estimates and projections about Allegiance and its subsidiaries. These statements preceded by, followed by or that otherwise include the words “believes,” “expects,” “anticipates,” “intends,” “projects,” “estimates,” “plans” and similar expressions or future or conditional verbs such as “will,” “should,” “would,” “may” and “could” are generally forward-looking in nature and not historical facts, although not all forward looking statements include the foregoing. Forward-looking statements include information concerning Allegiance’s future financial performance, business and growth strategy, projected plans and objectives, as well as projections of macroeconomic and industry trends, which are inherently unreliable due to the multiple factors that impact economic trends, and any such variations may be material. Such forward-looking statements are not guarantees of future performance and are subject to risks and uncertainties, many of which are outside of Allegiance’s control, which may cause actual results to differ materially from those expressed or implied by the forward-looking statements. These risks and uncertainties include but are not limited to whether Allegiance can: continue to develop and maintain new and existing customer and community relationships; successfully implement its growth strategy, including identifying suitable acquisition targets and integrating the businesses of acquired companies and banks; sustain its current internal growth rate; provide quality and competitive products and services that appeal to its customers; continue to have access to debt and equity capital markets; and achieve its performance objectives. These and various other factors are discussed in Allegiance's Annual Report on Form 10-K for the fiscal year ended December 31, 2016 and in other reports and statements Allegiance has filed with the Securities and Exchange Commission. Copies of such filings are available for download free of charge from the Investor Relations section of Allegiance's website at www.allegiancebank.com, under Financial Information, SEC Filings. Any forward-looking statement made by Allegiance in this presentation speaks only as of the date on which it is made. Factors or events that could cause Allegiance’s actual results to differ may emerge from time to time, and it is not possible for Allegiance to predict all of them. Allegiance undertakes no obligation to publicly update any forward-looking statement, whether as a result of new information, future developments or otherwise, except as may be required by law.

3 Allegiance Overview • Holding company for Allegiance Bank based in Houston, Texas • Headquartered in Houston, Texas • NASDAQ Ticker: ABTX • 16 full service banking locations and one loan production office within the Houston MSA • Super-community banking model • Two acquisitions completed: • 2013: Independence Bank with $222.1 million in total assets • 2015: Enterprise Bank (F&M Bancshares) with $569.7 million in total assets

4 Our Super-community Banking Strategy Focus on Small and Medium-Sized Owner-Operated Businesses Responsive Decision-Making by Empowered Lenders Full-Service Bank Locations Centralized Credit Administration Experienced Central Operations Staff Scalable Platform Effective Centralized Operations Extraordinary Customer Experience Favorable Loan Yields and Deposit Relationships High Net Interest Margin Strong Credit Quality Enhanced Efficiency and Profitability

5 Highlights - 2017 • Record core loan growth of $363.3 million, or 20.7%, to $2.20 billion for the third quarter 2017 compared to $1.83 billion for the third quarter 2016 and increased $76.8 million, or 15.1% (annualized), from $2.11 billion for the second quarter 2017. • Net interest income increased 15.3% year over year and 7.5% for the third quarter 2017 compared to the linked quarter. • Net income of $3.0 million and diluted earnings per share of $0.22 in the third quarter 2017 compared to $5.5 million and $0.42 in the third quarter 2016. Net income for the third quarter 2017 decreased from $5.4 million in the second quarter 2017. • Efficiency ratio increased slightly to 62.14% for the third quarter 2017 from 61.92% for the second quarter 2017 • Assets of $2.81 billion, loans of $2.20 billion, deposits of $2.29 billion and shareholder's equity of $302.7 million at September 30, 2017. • Hired 9 lenders for the year-to-date 2017 which adds to the 12 strong lenders hired in 2016. We continue to enhance our infrastructure and strengthen internal processes and systems to support our ambitious growth plans. • Named Largest Houston-Area Community Bank by the Houston Business Journal • Houston Business Journal 2017 Best Places to Work recipient • Named one of the Best Banks to Work For in 2017 by the American Banker Magazine • Celebrated 10 Year Anniversary of Allegiance Bank • Recognized as a 2016 Top Workplace by the Houston Chronicle

6 Net Income Growth $24.0 $22.0 $20.0 $18.0 $16.0 $14.0 $12.0 $10.0 $8.0 $6.0 $4.0 $2.0 $0.0 2010 2011 2012 2013 2014 2015 2016 YTD 2016 YTD 2017 $2.0 $3.0 $4.6 $6.8 $9.0 $15.8 $22.9 $17.1 $14.4 ($ in millions) CAGR: 49.9% *Includes a one-time gain from sale of branches of $1.3 million (after-tax). * * *

7 Diluted EPS Growth $2.00 $1.50 $1.00 $0.50 $0.00 2010 2011 2012 2013 2014 2015 2016 YTD 2016 YTD 2017 $0.48 $0.68 $0.90 $1.22 $1.26 $1.43 $1.75 $1.31 $1.07 *Includes a one-time gain from sale of branches of $1.3 million (after-tax). CAGR: 24.1% * * *

8 $98 $84 $70 $56 $42 $28 $14 $0 Ne tI nt er es tI nc om e 5.00% 4.50% 4.00% 3.50% 3.00% 2.50% 2.00% Ta xE qu iva len tN et In te re st Ma rg in 2010 2011 2012 2013 2014 2015 2016 YTD 2016 YTD 2017 $15.4 $21.2 $29.1 $33.9 $46.8 $80.2 $89.9 $66.4 $76.24.24% 4.33% 4.44% 4.19% 4.31% 4.68% 4.37% 4.39% 4.34% Net Interest Income and Margin ($ in millions)

9 Performance Metrics Efficiency Ratio 80.0% 70.0% 60.0% 50.0% 2010 2011 2012 2013 2014 2015 2016 YTD 2 017 77.57% 74.36% 69.02% 69.23% 67.79% 65.27% 62.34% 62.97% Return on Average Assets 1.20% 1.00% 0.80% 0.60% 0.40% 0.20% 2010 2011 2012 2013 2014 2015 2016 YTD 2 017 0.53% 0.60% 0.65% 0.78% 0.75% 0.81% 0.98% 0.73% Return on Average Tangible Common Equity 14.0% 12.0% 10.0% 8.0% 6.0% 4.0% 2.0% 2010 2011 2012 2013 2014 2015 2016 YTD 2 017 4.76% 6.30% 7.38% 9.22% 8.70% 9.52% 9.96% 7.67% Loans/Deposits 110.00% 100.00% 90.00% 80.00% 70.00% 2010 2011 2012 2013 2014 2015 2016 Q3 20 17 84.1% 82.2% 81.9% 80.0% 88.4% 95.6% 101.1% 96.3%* *Includes a one-time gain from sale of branches of $1.3 million (after-tax). **Interim periods annualized. * ** **

10 ($ in millions) Balance Sheet Growth Total Assets $3,500 $3,000 $2,500 $2,000 $1,500 $1,000 $500 $0 2010 2011 2012 2013 2014 2015 2016 Q3 2017 $428 $616 $774 $1,165 $1,280 $2,085 $2,451 $2,813 CAGR: 32.2%

11 Loan Growth $2,500 $2,000 $1,500 $1,000 $500 $0 2010 2011 2012 2013 2014 2015 2016 Q3 2017 $322 $463 $577 $837 $1,002 $1,681 $1,892 $2,202 CAGR: 33.0% ($ in millions)

12 Loan Portfolio Composition Loan Portfolio (as of September 30, 2017) CRE (including multi-family) $1,045.2 47.5% C&I 446.0 20.3% 1-4 Family Residential 283.4 12.9% CRE Construction 225.6 10.2% Residential Construction 106.3 4.8% Mortgage Warehouse 83.6 3.8% Consumer and Other 11.4 0.5% Gross Loans $2,201.5 100.0% C&I 20.3% Mortgage Warehouse 3.8% CRE (including multi-family) 47.5% CRE Construction 10.2% Residential construction 4.8% 1-4 family residential 12.9% Consumer and other 0.5% Approximately 53.1% of CRE is owner occupied CRE By Property Type Retail $300.9 28.8% Industrial/Warehouse 176.5 16.9 Office 131.6 12.6 Hotel/Motel 101.4 9.7 C-Store 99.2 9.5 Multi-Family 62.3 6.0 Farmland 20.3 1.9 Health Care 18.3 1.8 Other 134.7 12.8 Total CRE (incl. multi-family) $1,045.2 100.0% ($ in millions) CRE Construction by Property Type Vacant Land(Lots/Teardowns)$108.7 48.2% C-Store 26.3 11.6 Retail 25.7 11.4 Office 13.5 6.0 Hotel/Motel 12.1 5.4 Industrial Warehouse 10.1 4.5 Health Care 4.8 2.1 Investment Property 3.5 1.6 Other 20.9 9.2 Total CRE Construction $225.6 100.0%

13 Deposit Growth and Composition Deposit Composition (as of September 30, 2017) Noninterest- bearing Demand 31.2% Interest- bearing Demand 9.1% Money Market and Savings 26.7% Certificates and Other Time 33.0% $3,000 $2,500 $2,000 $1,500 $1,000 $500 $0 To ta lD ep os its 40.0% 35.0% 30.0% 25.0% 20.0% 15.0% 10.0% No ni nt er es t-b ea rin g De m an d (% ) 2010 2011 2012 2013 2014 2015 2016 Q3 20 17 $383 $563 $704 $1,045 $1,134 $1,759 $1,870 $2,287 20.2% 26.0% 30.8% 31.1% 33.0% 35.3% 31.7% 31.2% ($ in millions)

14 Strong Credit Quality Net Charge-offs/Average Loans 1.00% 0.75% 0.50% 0.25% 0.00% 2010 2011 2012 2013 2014 2015 2016 YTD 2 017 0.29% 0.25% 0.25% 0.02% 0.06% 0.06% 0.04% 0.36% * *Interim period annualized. *

Corporate Office 8847 West Sam Houston Parkway North, Suite 200 Houston, Texas 77040 Investor Relations I ir@allegiancebank.com